SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   Form 8-KSB

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): July 28, 1999
                                                            _____________
                          Webster City Federal Bancorp
              ____________________________________________________
             (Exact name of registrant as specified in its charter)

           Federal                   0-26577                   42-1491186
___________________________     ___________________     _____________________
(State or other jurisdiction   (Commission File No.)      (I.R.S. Employer
      of incorporation)                                   Identification No.)


Address of principal executive offices:
 820 Des Moines Street, Webster City, Iowa 50595
________________________________________________


Registrant's telephone number, including area code: (515) 832-3071
                                                    --------------



                                 Not Applicable
          ____________________________________________________________
         (Former name or former address, if changed since last report)



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Item 5.       Other Events

              Webster City Federal Bancorp announced that the Board of Directors has approved a share repurchase program. The program calls for the repurchase of up to 97,000 shares, or approximately 10% of the shares outstanding. Please see Press Release dated July 28, 1999, a copy of which is included as Exhibit 99.1.


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     WEBSTER CITY FEDERAL BANCORP


DATE: July 30, 1999                  By:/s/ Phyllis A. Murphy
                                        ----------------------------------------
                                        Phyllis A. Murphy
                                        President and Chief Executive Officer




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



                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

Exhibit 99.1 Press Release of Webster City Federal Bancorp dated July 28, 1999





















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                                  EXHIBIT 99.1


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





                                                                   July 28, 1999
                                                           FOR IMMEDIATE RELEASE

                                           Contact: Phyllis A. Murphy, President
                                                     and Chief Executive Officer
                                                              Tel (515) 832-3071





               Webster City Federal Bancorp Authorizes Repurchase
                     of up to 97,000 Shares of Common Stock



     Webster City Federal Bancorp (Nasdaq-WCFB) announced today that the Company's Board of Directors authorized the repurchase of up to 97,000 shares, or approximately 10% of the Company's outstanding common stock held by stockholders other than WCF Financial, M.H.C., the Company's mutual holding company.

     Repurchases are authorized to be made by the Company from time to time during the next six months as, in the opinion of management, market conditions warrant. Any repurchased shares will be held in treasury stock and will be available for general corporate purposes.

     Phyllis A. Murphy, President and Chief Executive Officer of the Company, stated "The repurchase program is another tool that management intends to utilize from time to time as part of its capital management strategy."

     Webster City Federal Bancorp is the holding company for Webster City Federal Savings Bank. Webster City Federal Savings Bank is headquartered in Webster City, Iowa.

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